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                                                                  Exhibit 23.2

PRICEWATERHOUSECOOPERS (LOGO)


                                                     PricewaterhouseCoopers LLP
                                                     1117 Avenue of the Americas
                                                     New York NY 10036
                                                     Telephone (646) 471-4000
                                                     Facsimile (646) 471-4100



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 16, 2001 relating to the financial statements and financial statement schedules, which appears in Ohio Casualty Corporation's 2001 Annual Report on Form 10-K. We also consent to the references to us under the headings "Experts" in such Registration Statement.




/s/ PriceWaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP


New York, New York
May 15, 2002